Note 6 - Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2018
Notes Tables
Property, Plant and Equipment [Table Text Block]
(Dollar amounts in thousands)	2018	2017

Land and land improvements	$2,920	$2,920
Building and leasehold improvements	15,377	14,277
Furniture, fixtures, and equipment	8,011	7,010
Total premises and equipment	26,308	24,207
Less accumulated depreciation and amortization	13,305	12,354

Total premises and equipment, net	$13,003	$11,853